UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

SHARING SERVICES GLOBAL CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SHARING SERVICES GLOBAL CORPORATION

1700 Coit Road, Suite 290

Plano, Texas 75075

Phone: (469) 304-9400

Notice of Annual Meeting of Shareholders

To be Held on Thursday, July 28, 2022

To the Shareholders of Sharing Services Global Corporation,

You are cordially invited to attend the 2022 Annual Meeting of Shareholders of Sharing Services Global Corporation, which will take place at our corporate offices on 1700 Coit Road, Suite 290, Plano, Texas 75075, at 8:00 a.m. local time for the following purposes:

(1)	To elect two directors named in the accompanying Proxy Statement for a four-year term or until their successors are elected and qualified;
(2)	To ratify the Company’s Third Amended and Restated Articles of Incorporation;
(3)	To ratify the appointment of the Company’s independent registered public accounting firm for the fiscal year commencing on April 1, 2022; and
(4)	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Even if you intend to join us in person, we encourage you to vote in advance so that we will know that we have a quorum of shareholders for the meeting. When you vote in advance, you may still attend the Annual Meeting.

Whether or not you are able to personally attend the Annual Meeting, it is important that your shares be represented and voted. Your prompt vote by written proxy returned (a) online at the following site: (https://www.vstocktransfer.com); (b) by e-mail at vote@vstocktransfer.com; (c) by fax to (646) 536-3179; or (d) by mail will save us the cost and expense of additional proxy solicitations. Voting by any of these methods at your earliest convenience will ensure your representation at the Annual Meeting if you choose not to attend in person. If you decide to attend the Annual Meeting, you will be able to vote in person, even if you have previously submitted your proxy. Please review the instructions on the proxy card or the information forwarded by your bank, broker, or other holder of record concerning each of these voting options.

Only shareholders of record at the close of business on June 30, 2022, will be entitled to vote at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the 2022 Annual Meeting of Shareholders to be held on Thursday, July 28, 2022:

Copy of the Proxy Statement and the 2022 Annual Report to shareholders are available at no charge by calling our Investor Relations Department at (469) 304-9400.

By Order of the Board of Directors,

/s/ John (“JT”) Thatch
John (“JT”) Thatch President, Chief Executive Officer and Vice Chairman of the Board of Directors
July 1, 2022

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SHARING SERVICES GLOBAL CORPORATION

1700 Coit Road, Suite 290
Plano, Texas 75075
Phone: (469) 304-9400

Annual Meeting of Shareholders
to be held on July 28, 2022

Proxy Statement

Solicitation of Proxies

The Board of Directors (hereafter, the “Board”) of Sharing Services Global Corporation (the “Company”) is soliciting the accompanying proxy in connection with matters to be considered at the 2022 Annual Meeting of Shareholders (the “Annual Meeting”) to be held at 1700 Coit Road, Suite 290, Plano, Texas 75075 on July 28, 2022, at 8:00 a.m. Central Standard Time. The individual named on the proxy card will vote all shares represented by proxies in the manner designated or, if no designation is made, they will vote as follows:

(1)	FOR the election of John (“JT”) Thatch and Robert H. Trapp to serve until the Annual Meeting of Shareholders in 2026;
(2)	FOR ratification of the Third Amended and Restated Articles of Incorporation of the Company; and
(3)	FOR ratification of the appointment of Ankit Consulting Services, Inc., Certified Public Accountants as the Company’s independent registered public accounting firm for the fiscal year commencing on April 1, 2022.

The individual who acts as proxy will not vote shares that are the subject of a proxy card on a particular matter if the proxy card instructs them to abstain from voting on that matter or to the extent the proxy card is marked to show that some of the shares represented by the proxy card are not to be voted on that matter.

Record Date

Only shareholders of record at the close of business on June 30, 2022, will be entitled to notice of or to vote at this Annual Meeting or any adjournment of the Annual Meeting. This Proxy Statement, proxy card and a copy of our Annual Report on Form 10-K for the fiscal year ended March 31, 2022, will be first mailed on or about July 14, 2022.

Shares Outstanding and Voting Rights

We have three (3) classes of voting stock outstanding and entitled to vote at the Annual Meeting: Common Stock, par value $0.0001 per share (“Common Stock”); Series A Convertible Preferred Stock, par value $0.0001 per share (“Series A Preferred Stock”); and Series C Convertible Preferred Stock, par value $0.0001 per share (“Series C Preferred Stock”). At June 30, 2022, there were no shares of our Class B Common Stock or Series B Convertible Preferred Stock outstanding.

At June 30, 2022, the following shares were issued and outstanding: Common Stock: 262,832,833 shares; Series A Preferred Stock: 3,100,000 shares; and Series C Preferred Stock: 3,220,000 shares. Each outstanding share of Common Stock; Series A Preferred Stock; and Series C Preferred Stock entitles the holder to one (1) vote on each matter acted upon at this Annual Meeting or any adjournment thereof.

A list of shareholders entitled to vote at the Annual Meeting will be available at such meeting, and for 10 days prior to the Annual Meeting, at our corporate office at 1700 Coit Road, Suite 290, Plano, Texas 75075, between the hours of 9:00 a.m. and 4:00 p.m. local time.

Proxies and Voting Procedures

The holders of shares of the Company’s stock entitled to vote at the Annual Meeting can vote their shares by completing and returning by mail the enclosed proxy card pursuant to the directions on the proxy card.

You can revoke your proxy at any time before it is exercised by timely delivering a properly executed, later-dated proxy or by voting in person at the Annual Meeting.

All shares entitled to vote and represented by properly executed proxies received prior to the Annual Meeting and not revoked will be voted at the Annual Meeting in accordance with your instructions.

If your shares are registered directly in your name with our transfer agent, VStock Transfer, LLC, you are considered a stockholder of record. As a stockholder of record at the close of business on June 30, 2022, you can vote in person at the Annual Meeting or using one of the following methods:

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By Online: Vote online at the following site: (https://www.vstocktransfer.com). All online votes must be received by the Company’s stock transfer agent on or before 11:59 P.M. (EST) on July 27, 2022. Those voting online must use the shareholder control number shown on the proxy card. If you do not indicate your voting preferences, your shares will be voted as recommended by the Board.

By e-mail: Complete, sign, date, and scan the proxy card you received and return it to the Company’s stock transfer agent - VStock Transfer, LLC – by e-mailing it to vote@vstocktransfer.com. All votes delivered by e-mail must be received by the Company’s stock transfer agent on or before 11:59 P.M. (EST) on July 27, 2022. If you do not indicate your voting preferences, your shares will be voted as recommended by the Board.

By Fax: Complete, sign and date the proxy card you received and return it to the Company’s stock transfer agent — VStock Transfer, LLC – by fax to (646) 536-3179. All votes delivered by Fax must be received by the Company’s stock transfer agent on or before 11:59 P.M. (EST) on July 27, 2022. If you do not indicate your voting preferences, your shares will be voted as recommended by the Board.

By Mail: Complete, sign and date the proxy card you received and return it in the prepaid envelope pursuant to its instructions. If the prepaid envelope is missing, please mail your completed proxy card to the Company’s stock transfer agent — VStock Transfer, LLC at 18 Lafayette Place, Woodmere, New York 11598. All mailed proxies must be received by the Company’s stock transfer agent, on or before 11:59 P.M. (EST) on July 27, 2022. If you do not indicate your voting preferences, your shares will be voted as recommended by the Board of Directors.

If you submit a proxy card without giving specific voting instructions, those shares will be voted as recommended by the Board of Directors.

If your shares are held in a stock brokerage account or otherwise held by a bank or other nominee for your benefit, you are considered the beneficial owner of those shares, and your shares are considered held in “street name”. If you hold your shares in “street name”, you will receive instructions from your bank, broker, or other nominee describing how to submit your vote for those shares. If you do not direct your bank, broker, or other nominee on how to vote such shares, they may vote your shares based on their discretion as to each matter for which they have discretionary authority under the applicable law. On those matters for which applicable law does not permit banks, brokers, or other nominees to vote in the absence of instructions from the account holder, the bank, broker, or other nominee will not be able to vote the shares (this is deemed a “broker non-vote”).

If any other matters are properly presented at the Annual Meeting for consideration, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place, the individuals named as proxies and acting thereunder will have discretion to vote on those matters according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote. If the Annual Meeting is postponed or adjourned, your proxy will remain valid and may be voted at the postponed or adjourned meeting. You will still be able to revoke your proxy until it is voted. At the date this Proxy Statement went to press, we did not anticipate that any other matters would be raised at the Annual Meeting.

Quorum

Article II, Section 8 of the Company’s By-Laws, states that the presence, in person or by proxy, of the “majority of the votes entitled to be cast on a matter by a voting group shall constitute a quorum.” For this purpose, the holders of the shares of the Company’s Common Stock, Series A Preferred Stock, and the Series C Preferred Stock entitled to vote at the Annual Meeting, in the aggregate, constitutes a voting group. A quorum is required in order to transact business at the Annual Meeting. Each Proposal in this Proxy Statement sets forth the requisite vote for approval of such Proposal.

Cost of Proxy Distribution and Solicitation

The proxy accompanying this Proxy Statement is being solicited by the Board of Directors. The Company will pay the expenses of the preparation of the proxy materials and the solicitation by the Board of Directors of proxies. Proxies may be solicited on behalf of the Company in person or by telephone, e-mail, facsimile or other electronic means by directors, officers or employees of the Company, who will receive no additional compensation for soliciting. We will also request banks, brokers, and other shareholders of record to forward proxy materials to the beneficial owners of our Class A Common Stock. If required by the rules of the Securities and Exchange Commission (“SEC”), we will reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in sending proxies and proxy materials to beneficial owners of shares of the Company’s Class A Common Stock. We anticipate the costs of the preparation and solicitation of proxies to be approximately $15,000.

Continuing Directors

The following directors not up for reelection continue to serve on the Board:

Class II – Heng Fai Ambrose Chan, appointed by the Board in April 2020, Frank D. Heuszel, appointed by the Board in September 2020, and David K. Keene, appointed by the Board in June 2021, each to serve until the Annual Meeting of Shareholders in 2023.

Class III – Castel B. Hibbert and Christian Zimmerman, appointed by the Board in June 2021, each to serve until the Annual Meeting of Shareholders in 2024.

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PROPOSAL 1 – ELECTION OF DIRECTORS

General

The Bylaws of the Company provide that the Board shall consist of not less than one or more than thirteen members. Currently, the Board consists of seven (7) members. The Company’s Bylaws give the Board the authority to establish, increase, or decrease the number of directors. The nominees for election to the Board at the 2022 Meeting are John (“JT”) Thatch and Robert H. Trapp, both of whom currently serve on the Board and both of whom have advised the Company of their willingness to serve as a member of the Board if elected. There are no arrangements or understandings between the persons named as nominees for director at the 2022 Meeting and any other person pursuant to which such nominee was selected as a nominee. Please refer to section labeled “EXECUTIVE OFFICERS AND BOARD OF DIRECTORS” below for more information about the nominees.

If elected, the nominees will serve as directors until the Company’s annual meeting of stockholders in 2026, or until their successors are elected and qualified. If a nominee declines to serve or becomes unavailable for any reason, the proxies may be voted for such substitute nominee as the proxy holders may designate.

Class I – if elected, John (“JT”) Thatch and Robert H. Trapp will serve until the annual meeting of stockholders in 2026;

Vote Required

You may vote in favor or against either or both of the nominees and you may also withhold your vote as to either or both of the nominees. The affirmative vote of a majority of the votes cast by the shares entitled to vote in the election at the 2022 Meeting, at which a quorum is present, is required for the election of directors. For purposes of the vote on this matter, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although each type of vote will count toward the presence of quorum.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE ABOVE NOMINEES FOR DIRECTOR

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PROPOSAL 2 – RATIFICATION OF THE THIRD AMENDED AND RESTATED ARTICLES OF

INCORPORATION

General

The Board has approved certain amendments to the Company’s Articles of Incorporation, which amendments are necessary to better align the Articles of Incorporation with the Company’s current business goals, including to provide the Board the authority and flexibility needed to implement the Company’s growth initiatives.

A full copy of the Third Amended and Restated Articles of Incorporation approved by the Board is included herein as Exhibit A and you are encouraged to read it. If the Third Amended and Restated Articles of Incorporation are ratified at the Annual Meeting, the Board of Directors will cause that a copy of the Third Amended and Restated Articles of Incorporation be filed with the Secretary of State of the State of Nevada.

Vote Required

You may vote in favor or against this proposal. The affirmative vote of the holders of a majority of the shares of all classes and series of the Company’s stock cast at the Annual Meeting and entitled to vote thereat, voting together as a single class, provided a quorum is present, is required to approve this Proposal 2. For purposes of the vote on this matter, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although the shares represented by each such type of proxy card will count towards the presence of quorum.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE THIRD AMENDED AND RESTATED ARTICLES OF INCORPORATION.

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PROPOSAL 3 – RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At the 2021 Annual Meeting of Shareholders, the Company’s shareholders ratified the Board’s appointment of Ankit Consulting Services, Inc., Certified Public Accountants (“ACS”) as the independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ended March 31, 2022.

The Board has appointed ACS to serve as the Company’s independent registered public accounting firm for the fiscal year commencing on April 1, 2022. Although we are not required to seek stockholder ratification of this appointment, the Board believes it to be a matter of good corporate governance to do so.

You may vote in favor or against this proposal. The affirmative vote of the holders of a majority of the shares of all classes and series of the Company’s stock cast at the Annual Meeting and entitled to vote thereat, provided a quorum is present, is required to approve this Proposal 3. If the appointment of ACS is not ratified, the Board may reconsider the appointment. Even if the appointment is ratified, the Board in its discretion may direct the appointment of a different independent audit firm at any time during the year if it is determined that such change would be in best interests of the Company and its shareholders.

ACS has been notified of the location, date, and time of the 2022 Annual Meeting. Representatives of ACS are not required to attend and have not notified the Company that they will attend the 2022 Annual Meeting, although representatives of ACS are welcome to attend the meeting if they so choose.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR COMMENCING ON APRIL 1, 2022.

Audit and Other Fees

	Fiscal Year Ended March 31,
	2022	2021
Audit Fees	$242,500	$158,038
Audit-Related Fees	-	-
Tax Fees	62,750	25,000
All Other Fees	-	-
Total Fees	$305,250	$183,038

Audit Fees. Audit Fees reflect the aggregate fees billed by ACS for professional services related to the audit of our annual financial statements and review of financial statements included in our Quarterly Reports on Form 10-Q, and for professional services in connection with our regulatory filings.

Tax Fees. Tax fees represent the aggregate fees billed by ACS for professional services related to tax compliance, tax consultation and tax planning.

NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THE DELIVERY OF THIS PROXY STATEMENT SHALL, UNDER NO CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN OUR BUSINESS AFFAIRS SINCE THE DATE OF THIS PROXY STATEMENT.

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Scaled Disclosure Requirements

The Company is a Smaller Reporting Company, as defined in Rule 12b-2 of the Securities Exchange Act of 1934 (the “Exchange Act”) and, accordingly, has conformed certain information required in this Proxy Statement to the applicable scaled disclosure rules.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Executive Officers

The following table sets forth certain information about our executive officers as of the date of this Proxy Statement.

Name	Age	Position
John (“JT”) Thatch	60	President, Chief Executive Officer, and Vice Chairman of the Board of Directors
Anthony S. Chan	57	Chief Financial Officer
Catherine J. McCain	47	General Counsel and Corporate Secretary

John (“JT”) Thatch served as Chief Executive Officer and Director from March 2018 to April 2020, served as President, Chief Executive Officer and Director from April 2020 to October 2020, served as President, Chief Executive Officer and Interim Chairman of the Board from October 2020 to July 2021, and has served as President, Chief Executive Officer and Vice Chairman of the Board since July 2021. Mr. Thatch was elected at the Company’s Annual Meeting of Shareholders in 2018 to serve as a Class I Director until the 2022 Annual Meeting. Mr. Thatch is an accomplished, energetic, entrepreneur-minded executive with the vision and knowledge to create growth and shareholder value for an organization. Mr. Thatch has successfully started, owned and operated several sized businesses in various industries that include service companies, retail, wholesale, on-line learning, finance, real estate management and technology. From 2009 to 2016, Mr. Thatch served as Chief Executive Officer of Universal Education Group and, from 2016 to present, is a minority member of Superior Wine and Spirits, LLC, a Florida-based wholesale distributor of wine and spirits. Prior to 2005, Mr. Thatch served as CEO of Orbital Energy Group, Inc. (“OEG”), a NASDAQ-listed company formerly known as OnScreen Technologies, Inc. Mr. Thatch serves on the Board of Directors and is the lead independent director of DSS, Inc (formerly Document Security Systems, Inc.) (NYSE American: DSS), a majority shareholder of the Company.

Anthony S. Chan has served as the Company’s Chief Financial Officer since his appointment by the Board in November 2021. Mr. Chan also serves as Chief Operating Officer of Alset eHome International, Inc. (NASDAQ:AEI). Prior to his appointment by the Company’s Board, Mr. Chan has served, since 2014, as President and Co-founder of CA Global Consulting, Inc. and, since 2020, as Director of Assurance and Advisory Services of Wei, Wei & Co., LLP, a PCAOB-registered public accounting firm with offices in Queens, New York, Los Angeles, California, and Beijing, China. Prior to that, Mr. Chan served as Chief Financial Officer of several public companies, including Sino-Global Shipping America, Ltd (NASDAQ:SINO), Helo Corp. (OTC:HLOC) and SPI Energy Company, Ltd. (NASDAQ:SPI). Mr. Chan is certified public accountant registered with the State of New York.

Catherine J. McCain has served as the Company’s Corporate Secretary since March 2021, as General Counsel since June 2019, and, since August 2018, as Executive Vice President and General Counsel of Elevacity Holdings, LLC and Elepreneurs Holdings, LLC, each a wholly owned subsidiary of the Company. From 2012 to 2019, Ms. McCain was employed at Deloitte Transactions and Business Analytics LLP as a Discovery Management Specialist, primarily supporting federal government clients. Ms. McCain’s career experience spans complex tax, criminal, and commercial litigation matters, liaising with the federal government, and managing advanced analytics in litigation support. Ms. McCain earned a Juris Doctor at Georgetown University Law Center, in Washington, D.C. and is a member of the Washington State Bar Association since 2003.

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Board of Directors

The following table sets forth certain information about our directors as of the date of this Proxy Statement.

Name	Age	Position
Heng Fai Ambrose Chan	77	Executive Chairman of the Board of Directors
John (“JT”) Thatch	60	President, Chief Executive Officer, and Vice Chairman of the Board of Directors
David K. Keene	65	Director
Frank D. Heuszel	66	Director
Castel B. Hibbert	63	Director
Robert H. Trapp	67	Director
Christian Zimmerman	44	Director

Heng Fai Ambrose Chan was appointed by the Board in April 2020 as a Class II Director, to serve until the Annual Meeting of Shareholders in 2023, or until his successor is elected and qualified, and, in July 2021, was appointed by the Board to serve as Executive Chairman of the Board. Mr. Chan also serves, without compensation, on the Board of Managers of Elevacity Holdings, LLC, Elepreneurs Holdings, LLC. Mr. Chan is an accomplished global business leader with over 40 years of experience and specializes in financial restructurings and corporate transformations of emerging growth businesses. Some of the companies that he has founded, rescued, or transformed include American Pacific Bank (USA), and China Gas Holdings Limited and Heng Fai Enterprises Limited (both listed on the Hong Kong Stock Exchange), Global Med Technologies, Inc. (a private U.S. medical software company), and Singhaiyi Group Ltd (listed on the Singapore Stock Exchange). Mr. Chan also serves on the board of directors of OptimumBank Holdings, Inc. (NASDAQ:OPHC), a commercial bank holding company. In addition, Mr. Chan serves as Chief Executive Officer and Chairman of the board of directors of Alset eHome International, Inc. (NASDAQ:AEI). Mr. Chan also serves, since June 2017, as Executive Chairman of the board of directors and, since April 2014, as Group Chief Executive Officer of Alset International Limited, a multinational holding company listed on the “Catalist Board” of the Singapore Exchange that is involved in international real estate development, biomedical sciences, asset management, health and wellness products, and information technology-related businesses. Mr. Chan also serves as Chairman of the board of directors of DSS, Inc. (formerly, Document Security Systems, Inc.) (NYSE American: DSS), a majority shareholder of the Company.

John (“JT”) Thatch served as Chief Executive Officer and Director from March 2018 to April 2020, served as President, Chief Executive Officer and Director from April 2020 to October 2020, served as President, Chief Executive Officer and Interim Chairman of the Board from October 2020 to July 2021, and has served as President, Chief Executive Officer and Vice Chairman of the Board since July 2021. Mr. Thatch was elected at the Company’s Annual Meeting of Shareholders in 2018 to serve as a Class I Director until the 2022 Annual Meeting. See additional information above. Mr. Thatch serves on the Board of Directors and is the lead independent director of DSS, Inc. (formerly, Document Security Systems, Inc.) (NYSE American: DSS), a majority shareholder of the Company.

Frank D. Heuszel was appointed by the Board in September 2020 as a Class II Director, to serve until the Annual Meeting of Shareholders in 2023, or until his successor is elected and qualified. In addition, Mr. Heuszel serves, without compensation, on the Board of Managers of Elevacity Holdings, LLC, Elepreneurs Holdings, LLC, and certain other wholly owned domestic subsidiaries of the Company. Mr. Heuszel currently serves as Chief Executive Officer and a director of DSS, Inc. (formerly, Document Security Systems, Inc.) (NYSE:DSS), a majority shareholder of the Company. Heuszel has extensive expertise in a wide array of strategic, business, turnaround, and regulatory matters across several industries as a result of his executive management, educational, and operational experience. Prior to joining DSS, Mr. Heuszel had a very successful career in commercial banking and business turnaround management. For over 35 years, Heuszel served in many senior executive roles with major US and international banking organizations. As a banker Mr. Heuszel has served as General Counsel, Director of Special Assets, Credit Officer, Chief Financial Officer and Auditor. Mr. Heuszel has also operated a successful law practice which was focused on the regulation and operation of banks, management of bank litigation, corporate restructures, and merger and acquisitions. In addition to being an attorney and executive manager, Mr. Heuszel is a Certified Public Accountant (retired), and a Certified Internal Auditor. Mr. Heuszel is also a member of the Texas State Bar, the Houston Bar Association, Association of Corporate Counsel, Texas Society of Certified Public Accountants, and the State Bar of Texas Bankruptcy Section. Mr. Heuszel graduated from The University of Texas at Austin and from The South Texas College of Law in Houston.

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Castel B. Hibbert was appointed by the Board in June 2021 as a Class III Director, to serve until the Annual Meeting of Shareholders in 2024, or until his successor is elected and qualified. Mr. Hibbert is an accomplished banking senior executive. Since 2011, Mr. Hibbert has served as Executive Vice President, Commercial Banking of Veritex Community Bank (formerly, Patriot Bank), in Houston, Texas. Mr. Hibbert earned an M.B.A. in Finance and Accounting from the University of Texas, and a B.A. in Employee Relations from Michigan State University.

David K. Keene was appointed by the Board in June 2021 as a Class II Director, to serve until the Annual Meeting of Shareholders in 2023, or until his successor is elected and qualified. Mr. Keene is a senior level banker with over 40 years of commercial banking experience in both community and regional banking environments. Since 2018, Mr. Keene has served as a Loan Portfolio Quality Manager and, from 2016 to 2018, as a Loan Review Manager of Community Bank of Texas, N.A., in Houston, Texas. From 2009 to 2015, Mr. Keene served as Senior Vice President and Senior Credit Risk Officer of Veritex Community Bank (formerly, Patriot Bank), in Houston, Texas. Mr. Keene earned a Bachelor of Business Administration in Finance and Economics from Baylor University.

Robert H. Trapp was appointed by the Board in November 2020 as a Class I Director, to serve until the Annual Meeting of Shareholders in 2022, or until his successor is elected and qualified. Mr. Trapp is a highly accomplished senior executive with 36 years of cross-cultural business experience with both publicly owned and private companies and a diverse background of experience in industries such as hospitality, finance, real estate, mining, software, biotech and consumer goods. More specifically, Mr. Trapp’s experience includes over 35 years of demonstrated achievements as a Director, President, CEO, Managing Director, CFO, Treasurer and Corporate Secretary of numerous companies operating in Japan, Hong Kong, Canada, and the United States. Mr. Trapp earned a Bachelor of Applied Arts – Hospitality & Tourism Management degree from Ryerson University (Toronto) in Ontario, Canada, and a Bachelor of Commerce degree from the University of Calgary in Alberta, Canada.

Christian Zimmerman was appointed by the Board in June 2021 as a Class III Director, to serve until the Annual Meeting of Shareholders in 2024, or until his successor is elected and qualified. Mr. Zimmerman is an accomplished senior finance executive and currently serves as Chief Financial Officer of Keystone Bank, SSB, in Austin, Texas. From 2015 to 2019, Mr. Zimmerman served as Controller of Community Bank of Texas, N.A., in Houston, Texas. Mr. Zimmerman earned a master’s degree in Professional Accounting and a Bachelor of Business Administration from the University of Texas. Mr. Zimmerman is a Certified Public Accountant.

There have been no arrangements or understandings between: (a) a director or an executive officer of the Company and (b) any other person pursuant to which such director was appointed to the Board or selected as a nominee, or such executive officer was selected as an officer.

Corporate Governance

We are committed to conducting our business in a way that reflects best practices and high standards of legal and ethical conduct. To that end, our Board has approved and oversees the implementation of (i) a Code of Business Conduct and Ethics and (ii) a Conflicts of Interest Policy (collectively, the “Governance Conduct Standards”), as further discussed below. The policies contained in our Governance Conduct Standards embody the principles, policies, processes and practices followed by our Board, executive officers and employees in governing us.

Family Relationships

There are no family relationships among our directors, among our executive officers, or between any director and any executive officer of the Company.

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Directorships and Common Directorships

Messrs. Chan, Heuszel, and Thatch, each a Director of the Company, also serve on the board of directors of DSS, Inc., formerly Document Security Systems, Inc. (“DSS”) (NYSE:DSS). DSS, together with its subsidiary, Decentralized Sharing Systems, Inc., is a majority shareholder of the Company.

In addition, Mr. Chan serves on the board of directors of OptimumBank Holdings, Inc. (NASDAQ:OPHC), and served on the board of directors of RSI International Systems, Inc. (TSXV:RSY.H) until 2019, and of Global Medical REIT, Inc. (NYSE:GMRE) until 2015.

Mr. Trapp, a Director of the Company, also serves on the board of directors of American Premium Water Corporation (OTC:HIPH) and Theralink Technologies, Inc. (OTC:OBMP)(formerly AVANT Diagnostics Inc.), and served on the board of directors of Amarantus Bioscience Holdings Inc. (OTCM:AMBS) until 2017, and of GigWorld Inc. (formerly HotApp Blockchain Inc., formerly HotApp International Inc.)(OTC:GIGW) until 2015. In addition, Mr. Trapp served as Chief Financial Officer of GigWorld Inc. during the dates indicated.

Director Compensation

During the fiscal year ended March 31, 2022, the Company’s Board of Directors established a compensation program for its independent Directors. Under the program, each independent Director receives $2,083.33 per Board meeting attended, for up to twelve (12) meetings during a year (up to $25,000 in compensation annually). In addition, independent Directors receive $5,000 per each additional meeting after twelve (12) meetings. During the fiscal year ended March 31, 2022, Messrs. Keene, Hibbert and Zimmerman each received an aggregate compensation of $8,333 for their services as Directors. During the fiscal year ended March 31, 2022, the Company’s Directors received no other compensation for their services as Directors. During the fiscal year ended March 31, 2021, none of the Company’s Directors received compensation for their services as Directors.

Election of Directors and Officers

The Company’s Board of Directors consists of three (3) classes as indicated below. Directors hold office until the Company’s Annual Meeting of Shareholders in the year specified when each Director is elected or until the election/qualification of their respective successors. Our By-Laws permit our Board to fill any Board vacancy and such appointed Director may serve until the next Annual Meeting of Shareholders in which his/her director class is up for election, or until the election/qualification of their successor. Officers are elected annually by the Board and hold office at the discretion of the Board.

Board of Directors Classes

The following directors serve on the Board and are expected to serve until his/her director class is up for election or until the election/qualification of their respective successors:

Class I – John (“JT”) Thatch, elected at the 2018 Annual Meeting of Shareholders, and Robert H. Trapp, appointed by the Board in November 2020, each to serve until the Annual Meeting of Shareholders in 2022.

Class II – Heng Fai Ambrose Chan, appointed by the Board in April 2020, Frank D. Heuszel, appointed by the Board in September 2020, and David K. Keene, appointed by the Board in June 2021, each to serve until the Annual Meeting of Shareholders in 2023.

Class III – Castel B. Hibbert and Christian Zimmerman, each appointed by the Board in June 2021, each to serve until the Annual Meeting of Shareholders in 2024.

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Legal Proceedings

Except as otherwise indicated below, to the knowledge of the Company after reasonable inquiry, no current Director or executive officer of the Company during the past ten years, has (i) been convicted in a criminal proceeding (excluding traffic violations or other minor offenses), (ii) been a party to any judicial or administrative proceeding (except for any matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, U.S. federal or state securities laws, or a finding of any violation of U.S. federal or state securities laws, (iii) filed a petition under federal bankruptcy laws or any state insolvency laws or has had a receiver appointed for the person’s property or (iv) been subject to any judgment, decree or final order enjoining, suspending or otherwise limiting for more than 60 days, the person from engaging in any type of business practice, acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity or engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws, (v) been found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated, (vi) been found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated, (vii) been the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of: (a) any Federal or State securities or commodities law or regulation, (b) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or (c) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity, or (viii) been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

In December 2020, three purported investors in Four Oceans Global, LLC, currently a subsidiary of the Company, filed a lawsuit against the Company, its affiliated entities, and other persons and entities related to an investment made by the three purported investors in 2015. The Company and its affiliated entities have filed an answer denying the three investors’ claims. Plaintiffs filed a first amended complaint on October 14, 2021. This matter, Case No. 4:20-cv-00946; Dennis Burback, Ken Eddy and Mark Andersen v. Robert Oblon, Jordan Brock, Jeff Bollinger, Four Oceans Global, LLC, Four Oceans Holdings, Inc., Alchemist Holdings, LLC, Elepreneurs U.S., LLC, Elevacity U.S., LLC, Sharing Services Global Corporation, Custom Travel Holdings, Inc., and Does 1-5, remains pending in the United States District Court for the Eastern District of Texas as of the date of this Proxy Statement.

No current Director or executive officer of the Company is a party adverse to the Company or any of its subsidiaries in any legal proceeding.

Board Leadership and Role in Risk Oversight

Our Board recognizes that selecting the optimal executive leadership structure and the proper combination or separation of roles, such as the Chief Executive Officer and Chairman roles, must closely consider and be driven by the needs of the Company at any point in time. The Board has not formally adopted an overall policy requiring combination or separation of leadership roles and our governing documents do not mandate a particular executive management structure. The Board reserves the right to modify the leadership structure as needed to best meet the changing needs of the Company from time to time.

The Board oversees our shareholders’ interest in the long-term health and the overall success of the Company and its financial strengths. The full Board is actively involved in overseeing risk management for the Company. It does so in part through discussion and review of our business, financial and corporate governance practices and procedures. The Board, as a whole, reviews the risks confronted by the Company with respect to its operations and financial condition, establishes limits of risk tolerance with respect to the Company’s activities and ensures adequate property and liability insurance coverage.

Meetings of the Board and Actions by Written Consent of the Board

During the fiscal year ended March 31, 2022, there were three (3) meetings of the Board and seven (7) actions of the Board by the written consent of the Directors in the absence of a Board meeting. All such meetings and actions by written consent, included the participation of all the Company’s then incumbent Directors.

Stockholder Communications

A stockholder may communicate with the Board by directing a written request addressed to our President or our General Counsel at the address appearing on the first page of this Proxy Statement.

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Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our officers and Directors, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC reports of ownership and changes in ownership. Officers, Directors and greater than ten percent shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

Based solely on such forms furnished to us by our officers and directors and by persons who own more than ten percent of a registered class of our equity securities, we believe that during the fiscal year ended March 31, 2022, all such reports were filed in a timely manner.

Director Independence and Board Committees

The principal market for the Company’s Common Stock is the OTCQB Market, an over-the-counter trading platforms market operated by OTC Markets Group Inc. Our determination of the independence of Directors is made using the definition of “independent director” contained in the listing standards of the OTCQB Market. Under such listing standards, a listed company Director qualifies as “independent” if, among other things, (a) the Director is not an Executive Officer or employee of the listed company, and (b) the Director does not have a relationship which, in the opinion of the listed company’s board of directors, would interfere with the exercise of independent judgment by the director in carrying out his or her responsibilities as a director.

Based on the definition of “independent director” contained in the listing standards of the OTCQB Market, the Board believes Messrs. Keene, Hibbert, Trapp, and Zimmerman are independent directors.

Committees of the Board of Directors

We do not presently have a separately constituted audit committee, compensation committee, nominating committee, executive committee or any other committees of the Company’s Board of Directors. Our Board does not believe that it is practical due to the limited number of directors currently serving, nor necessary to have such committees at this point because it believes the functions of such committees can be adequately performed by the Board as a whole. A compensation committee made up of members of management, including non-independent Board members, has been commissioned by the Board and is chartered and operating to assist the Board with executive compensation-related matters.

We have not adopted procedures by which security holders may recommend nominees to our Board.

Audit Committee Financial Expert

The Board does not currently have an Audit Committee. The duties of members of an Audit Committee are currently carried out by the Board as a whole.

Code of Business Conduct and Ethics

Our Board of Directors has adopted (i) a Code of Business Conduct and Ethics and (ii) a Conflicts of Interest Policy that apply to our directors, officers, and employees. Copies of these documents are available in print to any person, without charge, upon written request to our Investor Relations Department at 1700 Coit Road, Suite 290, Plano, Texas 75075.

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EXECUTIVE COMPENSATION

DIRECTOR AND OFFICER COMPENSATION

Director Compensation

During the fiscal year ended March 31, 2022, the Company’s Board of Directors established a compensation program for its independent Directors. Under the program, each independent Director receives $2,083.33 per Board meeting attended, for up to twelve (12) meetings during a year (up to $25,000 in compensation annually). In addition, independent Directors receive $5,000 per each additional meeting after twelve (12) meetings. During the fiscal year ended March 31, 2022, Messrs. Keene, Hibbert and Zimmerman each received an aggregate compensation of $8,333 for their services as Directors. During the fiscal year ended March 31, 2022, the Company’s Directors received no other compensation for their services as Directors. During the fiscal year ended March 31, 2021, none of the Company’s Directors received compensation for their services as Directors.

Summary Compensation Table

The table below summarizes all compensation awarded to, earned by, or paid to the named executive officers for all services rendered in all capacities to the Company and its subsidiaries for the fiscal years ended March 31, 2022, and 2021:

SUMMARY COMPENSATION TABLE

Name and Principal Position	Fiscal Year	Salary ($)	Cash Bonus ($)	Stock Warrant Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
John (“JT”) Thatch	2022	360,006	-	-	-	72,947	432,953
President, Chief Executive Officer and Director (principal executive officer)	2021	346,200	-	-	-	61,991	408,191
Anthony S. Chan (1)	2022	93,482-	-	-	-	8,656	102,093
Chief Financial Officer (principal financial officer)	2021	-	-	-	-	-	-
Catherine J. McCain	2022	350,045	-	-	-	62,079	412,124
General Counsel and Corporate Secretary	2021	336,579	-	411,375	67,147	66,983	882,084

(1) Anthony S. Chan has served as Chief Financial Officer of the Company since his appointment by the Board November 2021.

Narrative Disclosure to Summary Compensation Table

Mr. Thatch served as Chief Executive Officer and Director from March 2018 to April 2020, served as President, Chief Executive Officer and Director from April 2020 to October 2020, served as President, Chief Executive Officer and Interim Chairman of the Board from October 2020 to July 2021, and has served as President, Chief Executive Officer and Vice Chairman of the Board since July 2021. Under the terms of Mr. Thatch’s employment agreement, Mr. Thatch may earn an incentive bonus subject to the achievement of certain consolidated operating performance goals by the Company during each fiscal quarterly measurement period. Amounts reported under “All Other Compensation” above represents, cell phone allowance, employer contribution to 401(k) Plan, and reimbursement of health care insurance premiums for Mr. Thatch’s family, and reimbursement of country club membership dues, pursuant to Mr. Thatch’s employment agreement. References to Mr. Thatch’s employment agreement are to the Amended and Restated Executive Employment Agreement between the Company and Mr. Thatch effective May 16, 2019, which agreement has an initial term of five (5) years. The Summary Compensation Table above does not reflect $12,000 and $11,000 reimbursed to Mr. Thatch in the fiscal year 2022 and 2021, respectively, for costs associated with his office in Florida.

Mr. Anthony S. Chan has served as Chief Financial Officer of the Company since his appointment by the Board in November 2021. Amounts reported under “All Other Compensation” above represents cell phone allowance, employer contribution to 401(k) Plan, and reimbursement of health care insurance premiums for Mr. Chan’s family, pursuant to Mr. Chan’s employment agreement, which agreement has an initial term of three (3) years.

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Ms. McCain serves as the Company’s General Counsel and Corporate Secretary and is employed pursuant to a General Counsel Employment Agreement between Ms. McCain and Sharing Services Global Corporation effective June 1, 2019, and an Amended and Restated Executive Employment Agreement between Ms. McCain and Elepreneurs Holdings, LLC, Elepreneurs U.S., LLC, Elevacity Holdings, LLC, and Elevacity U.S., LLC, each a consolidated subsidiary of the Company, effective May 15, 2019 (the “May 2019 Employment Agreement”). The May 2019 Agreement has an initial term of five (5) years. Under the terms of the May 2019 Employment Agreement, Ms. McCain may earn a cash bonus and an incentive bonus, with such incentive bonus being subject to the achievement of certain consolidated operating performance goals by the Company during each fiscal quarterly measurement period. In addition, pursuant to the terms of the May 2019 Employment Agreement, in May 2020, Ms. McCain was awarded a fully vested warrant to purchase up to 1,875,000 shares of the Company’s Class A Common Stock at an exercise price per share indexed to the price of such common stock and, in May 2021, Ms. McCain was awarded a fully vested warrant to purchase up to 1,875,000 shares of the Company’s Class A Common Stock at an exercise price per share indexed to the price of such common stock. Further, subject to continuation of employment, at each of the next two anniversaries of the May 2019 Employment Agreement effective date, Ms. McCain would be awarded an additional fully vested warrant to purchase up to 1,875,000 shares of the Company’s Class A Common Stock at an exercise price per share indexed to the price of such common stock. Amounts reported under “All Other Compensation” above represents car allowance, cell phone allowance, employer contribution to 401(k) Plan, and reimbursement of health care insurance premiums for Ms. McCain’s family, reimbursement of professional membership dues, continuing professional education expenses, reimbursement of tennis membership dues, and fees paid to third party professionals for income tax return preparation, and financial, tax and estate planning services, pursuant to the May 2019 Employment Agreement. In the fiscal year 2022, the Summary Compensation Table above does not reflect income of $337,693 recognized in accordance with U.S. generally accepted accounting principles in connection with Ms. McCain’s stock-based award.

Outstanding Equity Awards

The Board has not adopted a formal stock-based compensation plan. Prior to the date of this Proxy Statement, the Board has granted awards of equity instruments to Ms. McCain and to Mr. Thatch in connection with their respective employment agreements. Except as indicated below, all such equity instruments have been exercised as of the date of this Proxy Statement.

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The table below summarizes all unexercised options or warrants, vested and not vested, and any other equity-type awards for each named executive officer outstanding as of March 31, 2022:

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
OPTION or WARRANT AWARDS						STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options or Warrants (#) Exercisable	Number of Securities Underlying Unexercised Options or Warrants (#) Un-exercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option or Warrant Exercise Price ($)	Option or Warrant Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Catherine J. McCain (1)	3,750,000	-	3,750,000	$0.0198	5-15-2024	-	-	-	-

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(1) Under the terms of the May 2019 Agreement, in May 2020, the Company awarded to Ms. McCain a fully vested warrant to purchase up to 1,875,000 shares of the Company’s Class A Common Stock at an exercise price per share indexed to the price of the Company’s Class A Common Stock and, in May 2021, the Company awarded to Ms. McCain a fully vested warrant to purchase up to 1,875,000 shares of the Company’s Class A Common Stock at an exercise price per share indexed to the price of the Company’s Class A Common Stock. In addition, subject to continuation of employment, at each of the next two anniversaries of the employment effective date, the Company has agreed to award to Ms. McCain an additional fully vested warrant to purchase up to 1,875,000 shares of the Company’s Class A Common Stock at an exercise price per share indexed to the price of such common stock. All such warrants expire on May 15, 2024.

Compensation Discussion and Analysis

The Company is a Smaller Reporting Company, as defined in Rule 12b-2 of the Exchange Act and, accordingly, has omitted certain information required in this Proxy Statement pursuant to the applicable scaled disclosure rules.

Additional Narrative Disclosure

Under the terms of Mr. Thatch’s employment agreement, upon termination of employment within one year of a change in control event, as defined in the employment agreement, or otherwise upon termination of employment by the Company for any reason other than cause, as defined in the employment agreement, or upon the executive’s resignation for good reason, as defined in the employment agreement, the Company is obligated to pay the executive an amount equal to three years’ base salary and a pro-rata portion of the incentive pay that the executive would have earned in the year of termination, except for the fact that such termination occurred.

Under the terms of Mr. Chan’s employment agreement, upon termination of employment by the Company for any reason, or by the executive for any reason, the Company is obligated to pay the executive an amount equal to six months’ base salary.

Under the terms of Ms. McCain’s employment agreement, upon termination of employment within one year of a change in control event, as defined in the employment agreement, or otherwise upon termination of employment by the Company for any reason other than cause, as defined in the employment agreement, or upon the executive’s resignation for good reason, as defined in the employment agreement, the Company is obligated to pay the executive: (a) an amount equal to 36 months’ base salary base salary, (b) a pro-rata portion of the incentive pay that the executive would have earned in the year of termination, except for the fact that such termination occurred, (c) an amount equal to the Company’s cost for 24 months’ of customary employee benefits for which the executive qualified for at the time of termination, grossed up so that the after tax value of the payment equals the value of such benefits to the executive at the time of termination, and (d) an amount equal to the present value of the contributions to a retirement plan that the Company would have made for the executive’s benefit during the 24 months following termination, except for the fact that such termination occurred, grossed up so that the after tax value of the payment equals the present value of the retirement benefit to the executive at the time of termination.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Related Persons

SEC regulations require that we disclose any transaction, arrangement, or relationship in which we were or are to be a participant and the amount involved exceeds the lesser of $120,000 or one percent of the average of the Company’s total assets at year-end for the last two completed fiscal years, and in which a “related person” had or will have a direct or indirect material interest. For this purpose, a related person is: (i) a director, an executive officer, or a director nominee in this Proxy Statement, (ii) a beneficial owner of more than 5% of any class of the Company’s voting securities, (iii) an immediate family member of a director, an executive officer, a director nominee in this Proxy Statement, or a beneficial owner of more than 5% of any class of the Company’s voting securities, or (iv) any entity that is owned or controlled by any of the foregoing persons or in which any of the foregoing persons has a substantial ownership interest.

DSS, Inc. (formerly Document Security Systems, Inc.) and Subsidiaries

In July 2020, the Company and Heng Fai Ambrose Chan, a Director of the Company, entered into a Stock Purchase and Share Subscription Agreement (the “SPA Agreement”) pursuant to which Mr. Chan invested $3.0 million in the Company in exchange for (a) 30.0 million shares of the Company’s Class A Common Stock and (b) a fully vested Stock Warrant to purchase up to 10.0 million shares of the Company’s Class A Common Stock at an exercise price of $0.20 per share. Simultaneously with the SPA Agreement, Mr. Chan and Decentralized Sharing Systems, Inc. (“DSSI”), a subsidiary of DSS, Inc.(“DSS”), and, together with DSS, a majority shareholder of the Company, entered into an Assignment and Assumption Agreement pursuant to which Mr. Chan assigned to DSS all interests in the SPA Agreement. In July 2020, the Company issued 30.0 million shares of its Class A Common Stock to DSS, an “accredited investor,” as defined in the Securities Act, pursuant to the SPA Agreement. The Stock Warrant issued pursuant to the SPA Agreement expires on the third anniversary from the issuance date, unless exercised earlier.

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In April 2021, the Company and DSSI entered into a Securities Purchase Agreement pursuant to which the Company issued, to DSSI: (a) a Convertible Promissory Note in the principal amount of $30.0 million (the “Note”) in favor of DSSI, and (b) a detachable Warrant to purchase up to 150,000,000 shares of the Company’s Class A Common Stock, at $0.22 per share, and DSSI loaned $30.0 million to the Company (the “April 2021 Financing Agreement”). The Note bears interest at the annual rate of 8% and matures on April 5, 2024. Interest on the Note is prepayable annually in cash or in shares of the Company’s Class A Common Stock, at the option of the Company, except that interest for the first year is prepayable in shares of the Company’s Class A Common Stock, calculated at the rate of $0.20 per share. At any time during the term of the Note, all or part of the Note, including principal, less unamortized prepaid interest, if any, plus any accrued interest and other fees can be converted into shares of the Company’s Class A Common Stock at the rate of $0.20 per share, at the option of the holder. The detachable Warrant confers the right to purchase up to 150,000,000 shares of the Company’s Class A Common Stock, is fully vested and may be exercised at any time on or before April 5, 2026, at the exercise price of $0.22 per share. Under the terms of the Securities Purchase Agreement, the Company agreed to pay to DSSI a loan Origination Fee of $3.0 million, payable in shares of the Company’s Class A Common Stock, calculated at the rate of $0.20 per share. Accordingly, upon funding of the loan, the Company issued to DSSI 27,000,000 shares of its Class A Common Stock, including 15,000,000 shares in payment of the loan Origination Fee and 12,000,000 shares in prepayment of interest for the first year, as discussed above.

Proceeds from the April 2021 Financing Agreement were deposited in a special purpose bank account and are intended primarily to fund the Company’s domestic and international growth initiatives. The Company’s Board of Directors retained oversight and delegated control responsibility to a specified Company Director, who also holds an executive position with DSS. The Company’s Board of Directors has stipulated that authority to disburse funds from the designated bank account is delegated to: (a) the specified Director acting together with (b) the Company’s Chief Executive Officer or the Company’s Chief Financial Officer.

In December 2021, the Company and DSSI entered into a Stock Purchase and Share Subscription Agreement pursuant to which DSSI invested $3,000,000 in the Company in exchange for 50.0 million shares of Class A Common Stock and a detachable stock warrant to purchase up to 50.0 million shares of the Company’s Class A Common Stock. The Stock Warrants are fully vested, have a term of five (5) years and are exercisable at any time prior to expiration, at the option of DSSI, at a per share price equal to $0.063.

In January 2022, the Company and DSS entered into a one-year Business Consulting Agreement (the “Consulting Agreement”) pursuant to which the DSS will provide to the Company certain consulting services, as defined in the Consulting Agreement. The Consulting Agreement may be terminated by either party on a 60-day’s written notice. In connection with the Consulting Agreement, the Company agreed to pay DSS and flat monthly fee of sixty thousand dollars ($60,000) and DSS received a fully vested detachable Stock Warrant to purchase up to 50.0 million shares of the Company’s Class A Common Stock, at the exercise price of $0.0001 per share. In February 2022, the Company issued 50.0 million shares of its Common Stock Class A to DSS in connection with exercise of the Stock Warrant.

On June 15, 2022, the Company and DSSI entered into an agreement pursuant to which the Company issued, to DSSI: (a) a two-year Secured Advancing Convertible Promissory Note in the principal amount of $27.0 million (the “2022 Note”) in favor of DSSI and (b) a detachable Warrant to purchase up to 818,181,819 shares of the Company’s Class A Common Stock at the exercise price of $0.033 per share (the “June 2022 Refinancing Agreement”). The 2022 Note bears interest at the annual rate of 8% and is due and payable on demand or, if no demand, on May 1, 2024. At any time during the term of the 2022 Note, all or part of the Note may be converted into up to 818,181,819 shares of the Company’s Class A Common Stock, at the option of the holder. Under the terms of the June 2022 Refinancing Agreement, the Company agreed to pay to DSSI a loan origination fee of $270,000. In addition, under the terms of the June 2022 Refinancing Agreement, DSSI surrendered to the Company all DSSI’s rights pursuant to: (a) the Convertible Promissory Note in the principal amount of $30.0 million issued by the Company in April 2021, as discussed above, and (b) the detachable Stock Warrant to purchase up to 150,000,000 shares of the Company’s Class A Common Stock, at $0.22 per share, issued concurrently with such $30.0 million note, as discussed above.

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As of June 30, 2022, DSS, directly and through its subsidiary, DSSI, holds 191,879,003 shares, or approximately 73%% of the Company’s Class A common stock outstanding, over which Mr. Chan, a director of the Company, maintains voting control. In addition, DSS may acquire 818,181,819 shares of the Company’s Class A Common Stock issuable upon conversion of the 2022 Note discussed in the preceding paragraph, and 878,181,819 shares of the Company’s Class A Common Stock issuable upon the exercise of all stock warrants held by DSS, directly and through DSSI, including the Stock Warrant discussed in the preceding paragraph.

Hapi Café, Inc.

In November 2021, Sharing Services and Hapi Café, Inc, a company affiliated with Heng Fai Ambrose Chan, a Director of the Company, entered into a Master Franchise Agreement pursuant to which Sharing Services acquired the exclusive franchise rights in North America to the brand “Hapi Café.” Under the terms, Sharing Services, directly or through its subsidiaries, has the right to operate no less than five (5) corporate-owned stores and can offer to the public sub-franchise rights to own and operate other stores, subject to the terms and conditions contained in the Master Franchise Agreement.

HWH International, Inc.

In October 2017, Sharing Services issued a Convertible Promissory Note in the principal amount of $50,000 (the “Note”) to HWH International, Inc (“HWH” or the “Holder”). HWH is affiliated with Heng Fai Ambrose Chan, who became a Director of the Company in April 2020. The Note is convertible into 333,333 shares of the Company’s Common Stock. Concurrent with issuance of the Note, the Company issued to HWH a detachable stock warrant to purchase up to an additional 333,333 shares of the Company’s Common Stock, at an exercise price of $0.15 per share. Under the terms of the Note and the detachable stock warrant, the Holder is entitled to certain financing rights. If the Company enters into more favorable transactions with a third-party investor, it must notify the Holder and may have to amend and restate the Note and the detachable stock warrant to be identical. As of the date of this Quarterly Report, the Company and HWH are evaluating alternative options to settle this Note in the foreseeable future.

HWH World, Inc.

A subsidiary of the Company operating in the Republic of Korea subleases office space from HWH World, Inc. (“HWH World”), a subsidiary of DSS. Pursuant to the terms of the sublease agreement, the Company recognized a right-of-use asset and an operating lease liability of $261,835 in connection therewith. In fiscal year ended March 31, 2022, the Company recognized expense of $222,092 in connection this lease. As of March 31, 2022, accounts payable includes payments due to HWH World under the lease of $213,742. In May 2022, the Company and HWH World amended the related sublease agreement to significantly reduce the space subleased by the Company and the related rent obligation.

In September 2021, the Company and HWH World entered into an Advisory Agreement pursuant to which the Company provides strategic advisory services to HWH World in connection with its North America expansion plans in exchange for a monthly fee of $10,000. During the fiscal year ended March 31, 2022, the Company recognized consulting income of $76,700 in connection therewith.

Impact Biomedical, Inc.

In the fiscal year ended March 31, 2022, a wholly owned subsidiary of the Company purchased health and wellness products from Impact Biomedical, Inc., a subsidiary of DSS, in the aggregate amount of $111,414.

K Beauty Research Lab. Co., Ltd

In the fiscal year ended March 31, 2022, a wholly owned subsidiary of the Company purchased skin care products manufactured by K Beauty Research Lab. Co., Ltd (“K Beauty”), a South Korean-based supplier of skin care products that is affiliated with Heng Fai Ambrose Chan, a Director of the Company, in the aggregate amount of $2.3 million. The Company’s affiliates operating in Asia intend to distribute skin care and other products in South Korea and other countries, including skin care products procured from K Beauty, as part of the Company’s previously announced strategic growth plans.

Premier Packaging Corporation

In the fiscal year ended March 31, 2022, a wholly owned subsidiary of the Company issued purchase orders to Premier Packaging Corporation, a subsidiary of DSS, to acquire printed packaging materials in the aggregate amount of $155,693.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of June 30, 2022, there were 262,832,833 shares of the Company’s Class A Common Stock; 3,100,000 shares of its Series A Preferred Stock; and 3,220,000 shares of its Series C Preferred Stock issued and outstanding, excluding shares that any named person has the right to acquire pursuant to convertible instruments. Each outstanding share of Class A Common Stock; Series A Preferred Stock; and Series C Preferred Stock entitles the holder to one (1) vote. In addition, each outstanding share of Series A Preferred Stock and Series C Preferred Stock is convertible into one share of the Company’s Class A Common Stock.

Beneficial ownership is determined in accordance with SEC rules and generally includes voting or investment power with respect to securities. For purposes of this disclosure, a person or group of persons is deemed to have “beneficial ownership” of any shares of our Class A Common Stock that such person or group of persons owns or has the right to acquire within 60 days of the date of this prospectus, except as discussed below. For purposes of computing the percentage of the outstanding shares of our Class A Common Stock held by a named person, any shares that such person has the right to acquire within 60 days of the date of this Proxy Statement are deemed to be outstanding, but such shares are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. For purposes of computing the percentage of the outstanding shares of our Class A Common Stock held by all executive officers and/or directors as a group (12 persons), any shares that such group of persons has the right to acquire within 60 days of the date of this Proxy Statement are deemed to be outstanding, but such shares are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership.

As discussed above, on June 15, 2022, the Company and DSSI entered into an agreement pursuant to which the Company issued, to DSSI: (a) a two-year Secured Advancing Convertible Promissory Note in the principal amount of $27.0 million (the “June 2022 Note”) in favor of DSSI and (b) a detachable Warrant (the “June 2022 Warrant”) to purchase up to 818,181,819 shares of the Company’s Class A Common Stock at the exercise price of $0.033 per share (the “June 2022 Refinancing Agreement”). At any time during the term of the 2022 Note, all or part of the Note may be converted into up to 818,181,819 shares of the Company’s Class A Common Stock, at the option of the holder. If Proposal 2 is approved at the Annual Meeting, the Company’s Third Amended and Restated Articles of Incorporation will, among other things, ensure that the number of authorized shares of the Company’s Class A Common Stock is sufficient for the potential conversion of 100% of the June 2022 Note and the potential exercise of 100% of the June 2022 Warrant. For purposes of the disclosure below, the Company has excluded the impact of the potential conversion of the June 2022 Note and the potential exercise of the June 2022 Warrant.

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The following table sets forth certain information regarding the ownership of our capital stock, as of June 30, 2022, by: (i) each person known by us to be the beneficial owner of more than 5% of the outstanding shares of all voting classes of our stock, (ii) each executive officer and director of the Company, and (iii) all our executive officers and/or directors as a group. The table reflects the number of shares held, the percent of ownership of each voting class held, and the percent of ownership of all voting classes held by each listed person or group of persons. No person beneficially owns more than 5% of the shares of our Series C Preferred Stock outstanding. Unless otherwise noted, the address for each of the shareholders listed below is 1701 Coit Road, Suite 290, Plano, TX 75075.

Title of Class	Name of Beneficial Owner [1]	Amount and Nature of Beneficial Ownership	Percent of Class [2]	Percent of All Voting Classes [3]
Class A Common Stock	Heng Fai Ambrose Chan [4]	252,545,669	78.1%	76.6%
	Frank D. Heuszel [5]	251,930,758	78.0%	76.5%

	John (“JT”) Thatch [6]	18,470,620	7.0%	6.9%

	David K. Keene	-	-	-

	Castel B. Hibbert	25,000	0.0%	0.0%

	Robert H. Trapp	-	-	-

	Christian Zimmerman	-	-	-

	Anthony S. Chan	-	-	-

	Catherine J. McCain [7]	8,314,074	3.1%	3.0%

	All Officers and/or Directors as a Group – 9 persons	279,407,118	85.4%	83.8%

Series A Preferred Stock	Research & Referral BZ [8] 11 Hibiscus Street Ladyville, Belize	2,900,000	93.5%	1.1%

	All Officers and/or Directors as a Group - 9 persons	-	-	-

Series C Preferred Stock	All Officers and/or Directors as a Group - 9 persons	-	-	-

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[1]	Each person named above may be deemed to be a “parent” and “promoter” of the Company, within the meaning of such terms under the Securities Act of 1933, as amended, by virtue of their direct and indirect stock holdings.

[2]	Calculated based on the total shares of each respective class of voting equity securities issued and outstanding as of June 30, 2022, as follows: Class A Common Stock: 262,832,833 shares; Series A Preferred Stock: 3,100,000 shares; and Series C Preferred Stock: 3,220,000 shares.

[3]	Calculated based upon the aggregate Voting Power of all shares of all classes of stock held by the named person compared to the aggregate Voting Power of all shares of all classes of voting securities issued and outstanding. Assuming the conversion of all shares of all classes of convertible stock issued and outstanding, the total number of shares of our Common Stock outstanding and entitled to vote at the Annual Meeting would be 269,152,833 shares (with each share entitled to one vote).

[4]	Reflects shares held by DSS, Inc. and its subsidiaries (collectively, “DSS”); 60,000,000 shares issuable upon exercise of stock warrants held by DSS; 333,333 shares issuable upon the conversion of a convertible note held by HWH; and 333,333 shares issuable upon exercise of detachable stock warrants held by HWH, over which Mr. Chan maintains voting control. Does not include 878,181,819 shares issuable upon exercise of stock warrants held by DSS, as discussed above, or 818,181,819 shares issuable upon the conversion of the June 2022 Note discussed above.

[5]	Reflects shares held by Mr. Heuszel and a member of Mr. Heuszel’s family, shares held by Document Security Systems, Inc. and its subsidiaries (collectively, “DSS”); and 60,000,000 shares issuable upon exercise of fully vested warrants held by DSS, over which Mr. Heuszel maintains voting control. Does not include 878,181,819 shares issuable upon exercise of stock warrants held by DSS, as discussed above, or 818,181,819 shares issuable upon the conversion of the June 2022 Note discussed above.

[6]	Reflects shares held by the Thatch Family Trust and shares held by members of Mr. Thatch’s family, over which Mr. Thatch maintains voting control.

[7]	Reflects shares held by The McCain Revocable Trust and 3,750,000 shares issuable upon exercise of fully vested compensatory warrants held by Ms. McCain, over which Ms. McCain maintains voting control.

[8]	Represents shares purportedly held by Research & Referral BZ. As disclosed in the notes to our consolidated financial statements for the fiscal year ended April 30, 2020, in the fiscal year 2019, the Company filed suit against Research & Referral BZ and two other parties concerning breach of contract, fraud, and statutory fraud in a stock transaction, violations of state securities laws and alter ego relating to a stock exchange/transfer transaction, involving the Company’s stock. In April 2020, the court issued a Final Default Judgment in favor of the Company finding Research and Referral, BZ liable for the Company’s claims of fraud in the inducement and statutory fraud in a stock transaction. Further, the court ordered that the stock transaction be rescinded, and the Company’s stock be returned to the Company, and the matter has been dismissed with prejudice.

OTHER BUSINESS

The Board is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended the holder of the proxies will act in accordance with their best judgment.

STOCKHOLDER PROPOSALS FOR THE 2023 ANNUAL MEETING

Any stockholder who intends to present a proposal at the 2023 Annual Meeting of shareholders must ensure that the proposal is submitted pursuant to Rule 14a-8 under the Exchange Act and received by the General Counsel and Secretary of the Company, Catherine J. McCain:

●	Not later than March 16, 2023; or

●	If the date of next year’s Annual Meeting is moved more than 30 days before or after the anniversary date of this year’s meeting, the deadline for inclusion of proposals in our Proxy Statement is instead a reasonable time before we begin to print and mail our proxy materials for next year’s meeting.

ANNUAL REPORT TO SHAREHOLDERS (FORM 10-K)

The Company filed with the SEC its Annual Report on Form 10-K for the fiscal year ended March 31, 2022 (the “Annual Report”) on June 21, 2022. The Annual Report includes the Company’s audited consolidated financial statements for the fiscal year ended March 31, 2022, along with other financial information and non-financial information which we urge you to read. You can obtain a copy of our Annual Report on Form 10-K, and other periodic reports filed or furnished to the SEC from the SEC’s database at http://www.sec.gov.

You can also obtain, free of charge, an additional copy of our Annual Report by writing to:

General Counsel

Sharing Services Global Corporation

1700 Coit Road, Suite 290

Plano, Texas 75075

or by calling our Shareholder Relations Department at (469) 304-9400.

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Shareholder Communications

We intend to publish the voting results of the Annual Meeting in a Current Report on Form 8-K, which will be filed with the SEC within 4 days from the Annual Meeting. You may obtain a copy of this and other reports, free of charge, from the SEC’s database at http://www.sec.gov.

Shareholders may obtain information relating to their own share ownership by contacting the Company’s stock transfer agent, VStock Transfer, LLC, 18 Lafayette Place, Woodmere, New York 11598.

By Order of the Board of Directors

/s/ Catherine J. McCain
Title:	General Counsel and Secretary
Plano, Texas
July 1, 2022

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EXHIBIT A

THIRD AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

SHARING SERVICES GLOBAL CORPORATION

ARTICLE I

NAME OF THE CORPORATION

The name of the corporation (the “Corporation”) is Sharing Services Global Corporation.

ARTICLE II

REGISTERED OFFICE; REGISTERED AGENT

The Corporation may, from time to time, in the manner provided by law, change the registered agent and registered office of the Corporation within the State of Nevada. The Corporation may also maintain an office or offices for the conduct of its business, either within or without the State of Nevada.

The address of the principal office is: 1700 Coit Road Suite #290, Plano, Texas 75075.

The registered office and registered agent is: Corporation Services Company, 11 North Curry Street, Carson City, Nevada 89703.

ARTICLE III

PURPOSE

The purpose of the Corporation shall be to engage in any lawful act or activity for which corporations may be organized and incorporated under the laws of the State of Nevada, including the Nevada Revised Statutes, as amended from time to time (the “NRS”).

ARTICLE IV

CAPITAL STOCK

Section 4.1 Capital Stock.

4.1.1 The maximum number of shares which the Corporation shall have the authority to issue is Two Billion Two Hundred Million (2,200,000,000) shares, $0.0001 par value per share, of which: (a) Two Billion (2,000,000,000) Shares of Common Stock having a par value of $0.0001 per share (“Common Stock”) and (b) Two Hundred Million (200,000,000) Shares of Preferred Stock comprised of Series A and Series C as set out in the Certificates of Designation filed with the Secretary of State having a par value of $0.0001 per share or as authorized (“Preferred Stock”).

4.1.2 Except as otherwise provided in these Third Amended and Restated Articles of Incorporation (as amended from time to time, these “Articles”), including any certificate of designation establishing the terms of a series of Preferred Stock in accordance with these Articles (each, a “Preferred Stock Designation”), these Articles may be amended, in accordance with NRS Section 78.390, to increase or decrease the number of authorized shares of Preferred Stock or Common Stock (but no such decrease shall reduce the number of authorized shares of any class or series of the Corporation’s capital stock below the number of shares of such class or series then outstanding) with the approval of a majority of the voting power of the outstanding capital stock of the Corporation entitled to vote thereon, voting together as a single class, and without any separate vote by the holders of any class or series of the Corporation’s capital stock, irrespective of the provisions of NRS Section 78.1955(2) (or any successor provision thereto).

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Section 4.2 Preferred Stock.

4.2.1 The Board of Directors of the Corporation (the “Board”) is hereby vested, to the fullest extent permitted under the NRS, with the authority to designate from time to time one or more series of the Preferred Stock, to fix the number of shares constituting such series and to prescribe the voting powers, designations, preferences, qualifications, limitations, restrictions and relative, participating, optional and other rights of such series. Any resolution prescribing a series of Preferred Stock must include a distinguishing designation for such series. Except as otherwise required by law, holders of any series of Preferred Stock shall be entitled to only such voting rights, if any, as shall expressly be granted thereto by these Articles, including the Preferred Stock Designation relating to such series of Preferred Stock, or the NRS.

4.2.2 To the extent provided in the Preferred Stock Designation relating to a series of Preferred Stock, the Board of Directors may increase (but not above the total number of then authorized and undesignated shares of preferred stock) or decrease (but not below the number of shares of that series then outstanding) the number of shares of such series. The powers, designations, preferences and relative, participating, optional or other rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, may differ from those of any and all other series at any time outstanding.

4.2.3 Notwithstanding anything to the contrary in these Articles, the rights of each holder of the Preferred Stock shall be at all times subject to, and limited by, all applicable laws, rules and regulations.

Section 4.3 Common Stock.

4.3.1 Except as may otherwise be required by these Articles and subject to the rights of holders of any Preferred Stock, the holders of Common Stock shall be entitled to share equally, share for share, in such dividends and other distributions (as defined in NRS 78.191) as may from time to time be declared by the Board out of funds legally available therefor.

4.3.2 In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, subject to the rights of holders of any Preferred Stock, holders of Common Stock shall be entitled to receive the assets of the Corporation available for distribution to its stockholders ratably in proportion to the number of shares held by each such holder.

4.3.3 Except as may otherwise be required by applicable law or these Articles, each holder of Common Stock shall be entitled to one vote for each share of Common Stock held of record by such holder on all matters to be voted on by the stockholders of the Corporation.

ARTICLE V

BYLAW AMENDMENTS

Section 5.1 Adoption, Amendment And Repeal By Board Of Directors. In furtherance and not in limitation of the powers conferred by the laws of the State of Nevada, the Board is expressly authorized to adopt, amend and repeal the Bylaws of the Corporation (each, a “Bylaw” and collectively, the “Bylaws”), subject to the power of the stockholders of the Corporation to adopt, amend and repeal any Bylaw whether adopted by them or otherwise; provided, that, to the fullest extent permitted by the NRS, the Board shall not adopt any resolution providing for any adoption, amendment or repeal of any Bylaw by the Board unless such resolution is approved by a majority of the Directors then in office.

Section 5.2 Adoption, Amendment And Repeal By Shareholders. Notwithstanding any other provisions of these Articles or the Bylaws (and notwithstanding the fact that a lesser percentage otherwise might have been permitted by applicable law, these Articles or the Bylaws), but in addition to any other affirmative vote of the holders of any particular class or series of stock of the Corporation required by applicable law or these Articles (including any Preferred Stock), the Bylaws may be adopted, repealed or amended upon the affirmative vote of the holders of at least two-thirds (2/3) of the voting power of the outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class.

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ARTICLE VI

ARTICLES AMENDMENTS

Notwithstanding any other provisions of these Articles or the Bylaws (and notwithstanding the fact that a lesser percentage otherwise might have been permitted by applicable law, these Articles or the Bylaws), but in addition to any other affirmative vote of the holders of any particular class or series of stock of the Corporation required by applicable law or these Articles (including any Preferred Stock), the affirmative vote of the holders of at least two-thirds (2/3) of the voting power of the outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class, shall be required for the stockholders to adopt, amend or repeal any provision of these Articles.

ARTICLE VII

MEETINGS OF STOCKHOLDERS

Section 7.1 Stockholder Written Consent.

7.1.1 Subject to applicable law, any action required or permitted to be taken at any meeting of stockholders may be taken without a meeting if a consent or consents in writing, setting forth the action so taken, shall be signed (including for avoidance of doubt electronic signatures in accordance with the applicable provisions of the NRS) by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation in accordance with the NRS.

7.1.2 As to all other actions, which are not governed by Section 7.1.1 above, to be taken by Stockholders of the Corporation (and except as otherwise provided for or fixed pursuant to the Preferred Stock Designation relating to any then-outstanding series of Preferred Stock), any action required or permitted to be taken by the stockholders of the Corporation may be effected only at a duly called annual or special meeting of stockholders of the Corporation.

Section 7.2 Special Meetings Of Stockholders. In addition to such persons as may be authorized by the Bylaws or any Preferred Stock Designation relating to the rights of holders of any series of Preferred Stock, special meetings of stockholders of the Corporation, for any purpose or purposes, may be called from time to time: (i) by the affirmative vote of a majority of the Board; (ii) by the Chairman of the Board; (iii) by the President and/or Chief Executive Officer of the Corporation; or (iv) by stockholder(s) individually or collectively holding a majority of the voting power of the outstanding shares of stock of the Corporation.

Section 7.3 Election of Directors By Written Ballot. Unless and except to the extent that the Bylaws of the Corporation shall so require, the election of Directors of the Corporation need not be by written ballot.

ARTICLE VIII

BOARD OF DIRECTORS

Section 8.1 Powers; Number And Term Of Directors.

8.1.1 Except as otherwise provided in these Articles, the business and affairs of the Corporation shall be managed by, or under the direction of, the Board. Except as otherwise provided for or fixed pursuant to the terms of any Preferred Stock Designation, the number of Directors constituting the entire Board shall be fixed from time to time by resolution of the Board, but shall not be less than one (1) nor more than fifteen (15).

8.1.2 On each matter submitted to the Board, any committee of the Board or any subcommittee of any committee of the Board, each Director shall have one vote; provided that: (i) at any meeting of the Board at which the number of Directors present is less than the total number of Directors then in office, each Director so present shall have, with respect to any matter submitted to the Board, the number of votes as is equal to the quotient of the total number of Directors then in office, divided by the number of Directors present at such meeting, and (ii) at any meeting of any committee of the Board or subcommittee thereof at which the number of Directors present is less than the total number of Directors appointed to such committee or subcommittee, as applicable, each Director so present shall have, with respect to any matter submitted to the committee or subcommittee, as applicable, the number of votes as is equal to the quotient of the total number of Directors appointed to such committee or subcommittee, as applicable, divided by the number of Directors present at such meeting.

8.1.3 At any time that any Director has more than one vote on any matter, every reference in the NRS, these Articles or the Bylaws to a majority or other proportion of Directors shall be deemed a reference to a majority or such other proportion of the voting power of all of the Directors.

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Section 8.2 Classification Of Directors.

8.2.1 The Board (other than those Directors elected or otherwise designated by the holders of any Preferred Stock pursuant to the terms of any Preferred Stock Designation (the “Preferred Stock Directors”)) shall be divided into three classes, as nearly equal in number as possible, designated Class I, Class II and Class III.

8.2.2 The Class I Directors initially shall serve for a term expiring at the annual meeting of stockholders first occurring after the date of the filing of these Articles with the Nevada Secretary of State (the “Effective Date”); the Class II Directors shall initially serve for a term expiring at the second annual meeting of stockholders occurring after the Effective Date; and the Class III Directors shall initially serve for a term expiring at the third (3rd) annual meeting of stockholders occurring after the Effective Date.

8.2.3 Commencing with the first annual meeting of stockholders following the Effective Date, at each annual meeting of stockholders, the successor or successors to the class of Directors whose term expires at that meeting shall be elected in accordance with the Bylaws, and shall hold office for a term expiring at the annual meeting of stockholders held in the third (3rd) year following the year of their election.

8.2.4 The Directors elected to each class shall hold office until their successors are duly elected and qualify, or until their earlier death, disqualification, resignation or removal.

8.2.5 In case of any increase or decrease, from time to time, in the number of Directors (other than Preferred Stock Directors, if any), the number of Directors in each class shall be apportioned as nearly equal as possible.

8.2.6 No decrease in the number of Directors shall shorten the term of any then currently serving Director.

8.2.7 The Board is authorized to assign members of the Board already in office to such classes at the Effective Date; provided, that if any change in the classification of the Directors would otherwise increase the term of a Director, and unless such change is effected by way of a duly adopted amendment to these Articles and otherwise provides, the term of each incumbent Director on the effective date of such change terminates on the date that such term would have terminated had there been no such change in the classification of Directors.

Section 8.3 Removal Of Directors. Except for Preferred Stock Directors, if any, any Director or the entire Board may be removed from office at any time, with or without cause, by the affirmative vote of not less than two-thirds (2/3) of the voting power of the outstanding shares of stock of the Corporation entitled to vote generally in the election of Directors, voting together as a single class.

Section 8.4 Newly Created Directorships And Vacancies.

8.4.1 Subject to the rights of holders of any series of Preferred Stock to elect or otherwise designate Preferred Stock Directors, any newly created directorships resulting from an increase in the authorized number of Directors and any vacancies occurring in the Board, may be filled solely by the affirmative vote of a majority of the voting power of the remaining members of the Board, although less than a quorum, or a sole remaining Director.

8.4.2 A Director so elected shall be elected to hold office until the expiration of the term of office of the Director whom he or she has replaced, and a successor is elected and qualified or the Director’s earlier death, resignation, disqualification or removal.

ARTICLE IX

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Section 9.1 Right To Indemnification.

9.1.1 The Corporation shall indemnify any person (an “indemnitee”) who was or is involved in or is threatened to be involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that such person is or was a Director or Officer of the Corporation or, while a Director or Officer of the Corporation, is or was serving at the request of the Corporation as a Director, Officer, employee or agent (including, without limitation, service as a trustee) of another entity or enterprise, to the fullest extent authorized by the NRS, as the same exists or may hereafter be amended (but, in the case of any such amendment and unless applicable law otherwise requires, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all liability and loss suffered and expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement (except for judgments, fines and amounts paid in settlement in any action or suit by or in the right of the Corporation to procure a judgment in its favor) actually and reasonably incurred by such person in connection with such Proceeding.

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9.1.2 Notwithstanding the preceding Section 9.1.1, except as provided below in Article IX, Section 9.6 of these Articles with respect to Proceedings to enforce rights to indemnification and advancement of expenses, the Corporation shall be required to indemnify an indemnitee in connection with a Proceeding (or part thereof) initiated by the indemnitee if and only if the Board authorized the commencement of such Proceeding (or part thereof).

Section 9.2 Advance Payment Of Expenses. To the extent not prohibited by applicable law, expenses (including attorneys’ fees) incurred by an indemnitee in defending any Proceeding shall be paid by the Corporation in advance of the final disposition of such Proceeding; provided, however, that, to the extent required by the NRS, a present Director or Officer of the Corporation shall be required to submit to the Corporation, prior to the payment of such expenses, an undertaking (an “undertaking”) by or on behalf of such Director or Officer to repay such amount if it shall ultimately be determined in a final, non-appealable judicial decision that such Director or Officer is not entitled to be indemnified by the Corporation for such expenses as authorized in this Article IX.

Section 9.3 Rights Not Exclusive. The rights to indemnification and advancement of expenses provided by, or granted pursuant to, this Article IX shall not be deemed exclusive of any other rights to which an indemnitee may be entitled under any statute, provision of these Articles, Bylaw, agreement, vote of stockholders or disinterested Directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office.

Section 9.4 Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a Director, Officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, Officer, employee or agent (including, without limitation, as a trustee) of another entity or enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under the NRS or the provisions of this Article IX.

Section 9.5 Certain Assumptions.

9.5.1 For the purposes of this Article IX: (a) any Director or Officer of the Corporation who shall serve or has served as a Director, Officer, employee or agent of any other entity or enterprise of which the Corporation, directly or indirectly, is or was a stockholder or creditor, or in which the Corporation is or was in any way interested, or (b) any current or former Director or Officer of any subsidiary entity or enterprise wholly owned by the Corporation, in each case, shall be deemed to be serving at the request of the Corporation. In all other instances where any person shall serve or has served as a Director, Officer, employee or agent (including, without limitation, as a trustee) of another entity or enterprise of which the Corporation is or was a stockholder or creditor, or in which it is or was otherwise interested, if it is not otherwise established that such person is or was serving in such capacity at the request of the Corporation, the Board may determine whether such service is or was at the request of the Corporation, and it shall not be necessary to show any actual or prior request for such service.

9.5.2 For purposes of this Article IX, references to an entity include all predecessor entities and constituent entities absorbed in a consolidation or merger (including any constituent of a constituent) as well as the resulting or surviving entity so that any person who is or was serving at the request of the Corporation as a Director, Officer, employee or agent (including, without limitation, as a trustee) of such a constituent entity shall stand in the same position under the provisions of this Article IX with respect to the resulting or surviving entity as such person would if such person had served the resulting or surviving entity in the same capacity.

9.5.3 For purposes of this Article IX, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the Corporation” shall include any service as a Director or Officer of the Corporation which imposes duties on, or involves services by, such Director or Officer with respect to an employee benefit plan, its participants, or beneficiaries, and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” as referred to in NRS 78.7502.

Section 9.6 Proceedings To Enforce Rights To Indemnification.

9.6.1 If a claim under Article IX, Section 9.1 of these Articles is not paid in full by the Corporation within sixty (60) days after a written claim therefor has been received by the Corporation, or a claim under Article IX, Section 9.2 is not paid in full by the Corporation within thirty (30) days after a written claim therefor has been received by the Corporation, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of such claim. Any such written claim under Article IX, Section 9.1 shall include such documentation and information as is reasonably available to the indemnitee and reasonably necessary to determine whether and to what extent the indemnitee is entitled to indemnification. Any written claim under Article IX, Sections 9.1 and 9.2, shall include reasonable documentation of the expenses incurred by the indemnitee.

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9.6.2 If an indemnitee is successful in whole or in part: (i) in any suit brought pursuant to Article IX, Section 9.6.1, or (ii) in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall also be entitled to be paid and indemnified for the expense of prosecuting or defending such suit.

9.6.3 In any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that the indemnitee has not met any applicable standard for indemnification set forth in the NRS.

9.6.4 In any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking the Corporation shall be entitled to recover such expenses upon a final adjudication that the indemnitee has not met any applicable standard for indemnification set forth in the NRS.

9.6.5 Neither the failure of the Corporation (including its Directors who are not parties to such action, a committee of such Directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the NRS, nor an actual determination by the Corporation (including its Directors who are not parties to such action, a committee of such Directors, independent legal counsel or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit.

9.6.6 In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article IX or otherwise shall be on the Corporation.

Section 9.7 Preservation Of Rights. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article IX shall continue as to a person who has ceased to be a Director or Officer of the Corporation, or has ceased to serve at the request of the Corporation as a Director, Officer, employee or agent (including, without limitation, a trustee) of another entity or enterprise, and shall inure to the benefit of the heirs, executors and administrators of such a person. Any repeal or modification of this Article IX by the stockholders of the Corporation entitled to vote thereon shall not adversely affect any right or protection of a Director or Officer of the Corporation existing at the time of such repeal or modification.

ARTICLE X

DIRECTOR AND OFFICER LIABILITY TO THE CORPORATION

Section 10.1 Limitation On Liability. The liability of Directors and Officers of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS. If the NRS is amended to further eliminate or limit or authorize corporate action to further eliminate or limit the liability of Directors or Officers, the liability of Directors and Officers of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS, as so amended from time to time.

Section 10.2 Repeal Or Modification. Any repeal or modification of the foregoing Section 10.1 by the stockholders of the Corporation entitled to vote thereon shall not adversely affect any right or protection of a Director or Officer of the Corporation existing at the time of such repeal or modification.

ARTICLE XI

MANDATORY FORUM FOR ADJUDICATION OF DISPUTES

Section 11.1 Eighth Judicial District Court, Clark County, Nevada. To the fullest extent permitted by law, and unless the Board by two-thirds (2/3) vote consents in writing to the selection of an alternative forum, the Eighth Judicial District Court of Clark County, Nevada, shall be the sole and exclusive forum for any or all actions, suits or proceedings, whether civil, administrative or investigative or that asserts any claim or counterclaim (each, an “Action”): (a) brought in the name or right of the Corporation or on its behalf; (b) asserting a claim for breach of any fiduciary duty owed by any Director, Officer, employee or agent of the Corporation to the Corporation or the Corporation’s stockholders; (c) arising or asserting a claim arising pursuant to any provision of NRS Chapters 78 or 92A or any provision of these Articles or the Bylaws; (d) to interpret, apply, enforce or determine the validity of these Articles or the Bylaws; or (e) asserting a claim governed by the internal affairs doctrine.

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Section 11.2 Alternate Forum. In the event that the Eighth Judicial District Court of Clark County, Nevada, does not have jurisdiction over any such Action, then any other state district court located in the State of Nevada shall be the sole and exclusive forum for such Action. In the event that no state district court in the State of Nevada has jurisdiction over any such Action, then a federal court located within the State of Nevada shall be the sole and exclusive forum for such Action.

ARTICLE XII

COMBINATIONS WITH INTERESTED STOCKHOLDERS

At such time, if any, as the Corporation becomes a “resident domestic corporation” (as defined in NRS 78.427), the Corporation shall not be subject to, or governed by, any of the provisions in NRS 78.411 to 78.444, inclusive, as amended from time to time, or any successor statutes.

ARTICLE XIII

CORPORATE OPPORTUNITIES

Section 13.1 Corporate Opportunities.

13.1.1 Subject to any express agreement that may from time to time be in effect, a Covered Person (as defined below) may, and shall have no duty not to, in each case on behalf of such person: (i) carry on and conduct, whether directly, or as a partner in any partnership, or as a joint venturer in any joint venture, or as an Officer, Director or stockholder of any corporation, or as a participant in any syndicate, pool, trust or association, any business of any kind, nature or description, whether or not such business is competitive with or in the same or similar lines of business as the Corporation; (ii) do business with any client, customer, vendor or lessor of any of the Corporation or its Affiliates; and (iii) make investments in any kind of property in which the Corporation may make investments. The Corporation shall pay in advance any expenses incurred in defense of such claim as provided in Article IX.

13.1.2 In the event that a Covered Person acquires knowledge of a potential transaction or matter which may constitute a corporate opportunity for both: (x) the Covered Person, in his or her corporate governance or Officer-related capacity and (y) the Corporation, the Covered Person shall have the duty to offer or communicate information regarding such corporate opportunity to the Corporation.

13.1.3 Pursuant to NRS 78.070(8), such Covered Person shall be liable to the Corporation or its stockholders for breach of any fiduciary duty by reason of the fact that such Covered Person: (a) pursues or acquires any corporate opportunity for its own account or the account of any Affiliate; (b) directs, recommends, sells, assigns, or otherwise transfers such corporate opportunity to another Person; or (c) does not communicate information regarding such corporate opportunity to the Corporation; provided, however, in each case, that any corporate opportunity which is expressly offered to a Covered Person in writing solely in his or her capacity as an Officer or Director of the Corporation shall belong to the Corporation. The Corporation shall pay in advance any expenses incurred in defense of such claim as provided in Article IX.

Section 13.2 Amendments. Notwithstanding any other provision of these Articles or the Bylaws and in addition to any other affirmative vote of the holders of any particular class or series of stock of the Corporation required by applicable law, these Articles (including any Preferred Stock Designation) or the Bylaws, the affirmative vote of the holders of at least two-thirds (2/3) of the voting power of the outstanding shares of capital stock of the Corporation, voting together as a single class, shall be required to amend or repeal, or adopt any provision inconsistent with, this Article XIII, provided that the foregoing restriction shall not apply to any amendment or restatement of these Articles (including, without limitation, pursuant to articles of merger, conversion or exchange) to be effected pursuant to, or to be effective upon or after the consummation of, a merger, conversion or exchange to which the Corporation is a constituent entity, in each case which has been otherwise duly authorized and approved by a majority of the Directors then in office, and the stockholders of the Corporation in accordance with these Articles (including any Preferred Stock Designation), the Bylaws, the NRS and other applicable law.

Section 13.3 Conflict. In the event of a conflict between this Article XIII and any other provision of these Articles, this Article XIII shall prevail in all circumstances.

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ARTICLE XIV

BOARD MEMBER AND OFFICER QUALIFICATION STANDARDS

Section 14.1 Qualifying Provisions

14.1.1 The following provisions are to be observed when selecting Directors and Officers:

A.	Only real persons may be Directors.

B.	No person who has been removed as an officer, manager or Board Member of the Company or of any other company (public or privately held) shall have the right to: (i) serve as a Director of the Company or (ii) appoint or nominate a person to be a Director of the Company.

C.	No person who: (a) has been convicted of a crime involving embezzlement, securities laws violations, other financial wrongdoing or (b) is currently defending criminal charges regarding embezzlement, securities laws violations, other financial crimes shall have the right to: (i) serve as a Director of the Company or (ii) appoint or nominate a person to be a Director of the Company.

D.	No person who has been sanctioned by any regulatory or professional governing or licensure authority for improper ethical conduct shall have the right to: (i) serve as a Director of the Company or (ii) appoint or nominate a person to be a Director of the Company.

E.	No person who was formerly or is currently under investigation by a federal or state governmental authority for any civil or criminal felony, embezzlement, securities laws violation, any matter involving financial impropriety shall have the right to: (i) serve as a Director of the Company or (ii) appoint or nominate a person to be a Director of the Company.

F.	No person who does not qualify for any reason under the rules and governing regulations (or other documents) of the OTC, NASDAQ or NYSE to serve as a Director of a public company shall have the right to: (i) serve as a Director of the Company or (ii) appoint or nominate a person to be a Director of the Company.

G.	Any sitting Director who, individually or in their capacity as an owner or manager of a company, becomes engaged in a legal controversy (including a civil lawsuit and/or criminal prosecution) with the Company, must recuse herself/himself from all activities, discussion, and voting so long as such controversy or conflict of interest exists.

Section 14.2 Finding Of Unsuitability.

14.2.1 No Unsuitable Person or an Affiliate of an Unsuitable Person shall be permitted to serve as a member of the Board or as a member of any Committee of the Board or as an Officer of the Corporation.

14.2.2 Commencing on the date that the Board (by 2/3 vote) or the Nominating Committee serves a Removal Notice of a determination of unsuitability or disqualification of an Unsuitable Person, such Unsuitable Person and its Affiliates shall not: (i) serve in any Governance Capacity; (ii) receive any remuneration that may be due to such Person, accruing after the date of such notice of determination of unsuitability or disqualification for services rendered or otherwise; or (iii) be or continue as a manager, Officer, partner or Director of the Corporation or any Affiliated Company.

Section 14.3 Notices. All notices given by the Corporation or an Affiliated Company pursuant to this Article (including a Removal Notice), shall be in writing and shall be deemed given when delivered by personal service, overnight courier, first-class mail, postage prepaid, addressed to the Person at such Person’s address as it appears on the books and records of the Corporation or Affiliated Company.

Section 14.4 Indemnification. Each Unsuitable Person and any Affiliate of an Unsuitable Person shall indemnify and hold harmless the Corporation and its Affiliated Companies for any and all losses, costs, and expenses, including attorneys’ costs, fees and expenses, incurred by the Corporation and its Affiliated Companies as a result of, or arising out of, such Unsuitable Person’s failure or refusal to comply with the provisions of this Article XIV.

Section 14.5 Injunctive Relief. The Corporation shall be entitled to injunctive or other equitable relief in any court of competent jurisdiction to enforce the provisions of this Article XIV and each Person who is determined to be an Unsuitable Person shall be deemed to have consented to injunctive or other equitable relief and acknowledged, that the failure to comply with this Article XIV will expose the Corporation and the Affiliated Companies to irreparable injury for which there is no adequate remedy at law and that the Corporation and the Affiliated Companies shall be entitled to injunctive or other equitable relief to enforce the provisions of this Article XIV.

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Section 14.6 Non-Exclusivity Of Rights. The rights of the Corporation or any Affiliated Company pursuant to this Article shall not be exclusive of any other rights the Corporation or any Affiliated Company may have or hereafter acquire under any agreement, provision of the Bylaws or organizational documents of such Affiliated Company or otherwise. The Corporation shall have the right, exercisable in the sole discretion of the Board, to propose that the parties, immediately upon the delivery of the Removal Notice, resign and/or terminate such Unsuitable Person’s position.

Section 14.7 Further Actions. Nothing contained in this Article XIV shall limit the authority of the Board to take such other action, to the extent not prohibited by law, as it deems necessary or advisable to protect the Corporation or the Affiliated Companies. In addition, the Board may, to the extent not prohibited by law, from time to time establish, modify, amend or rescind Bylaws, regulations, and procedures of the Corporation not inconsistent with the express provisions of this Article XIV for the purpose of determining whether any Person is an Unsuitable Person and for the orderly application, administration and implementation of the provisions of this Article XIV. Such procedures and regulations shall be kept on file with the Secretary of the Corporation, the secretary of each of the Affiliated Companies and with the transfer agent, if any, of the Corporation and/or any Affiliated Companies, and shall be made available for inspection and, upon reasonable request, mailed to any record holder of Securities.

Section 14.8 Authority Of The Board. The Board shall have exclusive authority and power to administer this Article XIV and to exercise all rights and powers specifically granted to the Board or the Corporation, or as may be necessary or advisable in the administration of this Article XIV. All such actions which are done or made by the Board in good faith shall be final, conclusive and binding on the Corporation and all other Persons; provided, that the Board may delegate all or any portion of its duties and powers under this Article XIV to a committee of the Board as it deems necessary or advisable.

Section 14.9 Compliance With NRS; Severability. Each provision of this Article XIV shall be deemed to be qualified as being to the fullest extent not prohibited by the NRS. If any provision of this Article XIV or the application of any such provision to any Person or under any circumstance shall be held invalid, illegal, or unenforceable in any respect (whether under the NRS or otherwise) by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision of this Article XIV.

Section 14.10 Termination And Waivers. The Board may waive any of the rights of the Corporation or any restrictions contained in this Article XIV in any instance in which and to the extent the Board determines, in good faith and in unqualified deference to all applicable fiduciary standards, that a waiver would be in the interests of the Corporation. Nothing in this Article XIV shall be deemed or construed to require the Corporation to repurchase any Securities Owned or Controlled by an Unsuitable Person or an Affiliate of an Unsuitable Person.

ARTICLE XV

INSPECTION OF RECORDS

Section 15.1 Inspection Rights. Any person who has been a stockholder of record of the Corporation and who owns not less than fifteen percent (15%) of all of the issued and outstanding shares of any class or series of stock of the Corporation or has been authorized in writing by such holder, upon at least five business (5) days’ written demand, is entitled to inspect in person or by agent or attorney, during normal business hours, the books of account and all financial and business records of the corporation, to make copies of records, and to conduct an audit of such records. Holders of voting trust certificates representing fifteen percent (15%) of the issued and outstanding shares of the corporation are regarded as stockholders for the purpose of this Section 15.1.

Section 15.2 Scope Of Right. Notwithstanding NRS 78.257, the provisions of this Article XV shall apply regardless of whether or not the Corporation has furnished to its stockholders a detailed, annual financial statement or has filed during the preceding twelve (12) months all reports required to be filed pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934.

ARTICLE XVI

DEEMED NOTICE AND CONSENT

To the fullest extent permitted by law, each and every natural person, corporation, general or limited partnership, limited liability company, joint venture, trust, association or any other entity purchasing or otherwise acquiring any interest (of any nature whatsoever) in any shares of the capital stock of the Corporation shall be deemed, by reason of and from and after the time of such purchase or other acquisition, to have notice of and to have consented to all of the provisions of: (a) these Articles; (b) the Bylaws; and (c) any amendment to these Articles or the Bylaws enacted or adopted in accordance with these Articles, the Bylaws and applicable law.

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ARTICLE XVII

EFFECT OF THIS THIRD AMENDED AND RESTATED

ARTICLES OF INCORPORATION

Section 18.1 Supersession. This Third Amended and Restated Articles of Incorporation of Sharing Services Global Corporation hereby replaces and supersedes all prior versions of the Articles of Incorporation of the Corporation.

Section 18.2 No Grandfather Considerations. The provisions of these Articles shall be presently effective and shall control over any prior governance document, including prior Articles of Incorporation of the Corporation. No rights of a Director or stockholder shall be conferred predicate “grandfather” authority in contravention of any provision of these Articles.

ARTICLE XVIII

DEFINITIONS

As used in these Articles, unless the context otherwise requires or as set forth in another Article or Section of these Articles, the term:

(a) “Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person; provided, that neither the Corporation nor any of its subsidiaries will be deemed an Affiliate of any stockholder of the Corporation or any of such stockholders’ Affiliates.

(b) “Affiliated Company” shall mean any partnership, corporation, limited liability company, trust or other entity directly or indirectly Affiliated or under common Ownership or Control with the Corporation including, without limitation, any subsidiary, holding company or intermediary company (as those or similar terms are defined under Nevada law.

(c) “Corporation” shall be deemed to refer to Sharing Services Global Corporation and all Persons in which Sharing Services Global Corporation beneficially owns (directly or indirectly) 50% or more of the outstanding voting stock, voting power, partnership interests or similar voting interests or which Sharing Services Global Corporation otherwise controls.

(d) “Covered Person” means any Director or Officer of the Corporation.

(e) “Director” means any Director of the Corporation.

(f) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor law or statute, in each case together with the rules and regulations promulgated thereunder.

(g) “Person” means any individual, partnership, firm, corporation, limited liability company, joint venture, association, trust, unincorporated organization or other entity.

(h) “Removal Notice” shall mean that notice of removal delivered by the Corporation pursuant to this Article to an Unsuitable Person or an Affiliate of an Unsuitable Person if the Board deems it necessary or advisable. The Removal Notice shall set forth: (i) the Removal Date and (ii) any other requirements as the Board may so elect.

(i) “Securities” shall mean the capital stock of the Corporation and the capital stock, member’s interest or membership interests, partnership interests or other equity securities of any Affiliated Company.

(j) “Subsidiary” means a wholly owned subsidiary, together with its subsidiaries.

(k) “Unsuitable Person” shall mean a Person who is to be found by the Board to violate any of the standards set out in Section 14.1.1 of these Articles; or (ii) is deemed by the Board, in its sole and absolute discretion, likely to: preclude or materially delay, impede, impair, threaten or jeopardize any license, certificate or stock exchange credentials held by the Corporation or any Affiliated Company.

CONTINUED ON NEXT PAGE

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SECRETARY CERTIFICATION AND DIRECTIVE

The vote by which the stockholders holding shares in the Corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of these Articles have voted in favor of this Third Amended And Restated Articles of Incorporation is: __________ shares or ____% of the shares entitled to vote.

The undersigned Secretary of the Board of Directors of the Corporation hereby certifies that the foregoing reflects the official action of Sharing Services Global Corporation and that these Third Amended And Restated Articles of Incorporation are to be filed with the official records of the Corporation.

By:
Name:	Catherine J. McCain
Title:	Secretary of the Board of Directors

Date:

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EXHIBIT B

ADMISSION TICKET

ANNUAL MEETING OF SHAREHOLDERS OF
SHARING SERVICES GLOBAL CORPORATION
At the Company’s Offices

1700 Coit Rd., Suite 290

Plano, TX 75075

THIS ADMISSION TICKET ADMITS ONLY THE NAMED STOCKHOLDER.

NOTE: If you plan on attending the Annual Meeting in person, please bring, in addition to this admission ticket, a proper form of identification. Video, still photography and recording devices are not permitted at the Annual Meeting. For the safety of attendees, all handbags and briefcases will be subject to inspection. Your cooperation is appreciated.

Your completed proxy may be delivered to our transfer agent as follows:

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to:
VStock Transfer, LLC, 18 Lafayette Place, Woodmere, New York 11598
All proxies must be received by 11:59 pm (EST) on July 27, 2022.

VOTE BY FAX
Mark, sign, and date your proxy card and return it to VStock Transfer, LLC by:
Proxy Fax: (646) 536-3179.
All proxies must be received by 11:59 pm (EST) on July 27, 2022.

VOTE ONLINE (ON THE INTERNET)
Go to www.vstocktransfer.com/proxy and log-on using the control number included on your proxy card. Voting will be open until 11:59 pm (EST) on July 27, 2022.

VOTE BY e-MAIL
Mark, sign, date, and scan your proxy card and return it to VStock Transfer, LLC by:
e-mail to vote@vstocktransfer.com.
All proxies must be received by 11:59 pm (EST) on July 27, 2022.

35

SHARING SERVICES GLOBAL CORPORATION

Annual Meeting of Shareholders

Thursday, July 28, 2022

SHARING SERVICES GLOBAL CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned does hereby appoint Catherine J. McCain, General Counsel of the Company, as proxy for the shares of Class A Common Stock, Series A Preferred Stock, and Series C Preferred Stock of the Company which the undersigned is entitled to vote at the Annual Meeting (the “Annual Meeting”) to be held on July 28, 2022, commencing at 8:00 a.m., Central Standard Time, at 1700 Coit Road, Suite 290, Plano, Texas 75075, and at any or all adjournments of said meeting. The proxies are further authorized to vote, in their discretion, upon any other proposal that may properly come before the Annual Meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF THE PROXY IS EXECUTED AND NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF PROPOSAL 1, PROPOSAL 2, AND PROPOSAL 3, AS APPROPRIATE. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT FURNISHED HEREWITH.

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY BEFORE 7:00 A.M., CENTRAL STANDARD TIME, ON THE DATE OF THE ANNUAL MEETING, JULY 28, 2022, IF HAND CARRIED AND DELIVERED AT THE MEETING. IF SENT BY MAIL, FAX, EMAIL OR VOTED ONLINE, IT MUST BE RECEIVED BY OUR TRANSFER AGENT BEFORE 11:59 P.M., EASTERN STANDARD TIME, ON JULY 27, 2022.

Please check here if you plan to attend the Annual Meeting of Shareholders on July 28, 2022 at 8:00 a.m. CST. [ ]

(Continued and to be signed on Reverse Side)

CONTROL #

VOTE ON INTERNET

Go to vstocktransfer.com/proxy
and log-on using the below control number.
Voting will be open until 11:59 pm (EST) on July 27, 2022.

VOTE BY EMAIL
Mark, sign and date your proxy card
* SPECIMEN *	and send it to vote@vstocktransfer.com. Voting
1 MAIN STREET	will be open until 11:59 pm (EST) on July
ANYWHERE PA 99999-9999	27, 2022.

VOTE BY MAIL
Mark, sign and date your proxy card and return
it in the envelope we have provided.

VOTE IN PERSON

If you would like to vote in person, please
attend the Annual meeting.

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.

Annual Meeting Proxy Card - Sharing Services Global Corporation

PROXY FOR HOLDERS OF CLASS A COMMON STOCK, SERIES A PREFERRED STOCK,

AND SERIES C PREFERRED STOCK.

↓ DETACH PROXY CARD HERE TO VOTE BY MAIL ↓

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1, PROPOSAL 2, AND PROPOSAL 3.

(1)	Election of Directors:

John (“JT”) Thatch	FOR [ ]	AGAINST [ ]	WITHHOLD [ ]

Robert H. Trapp	FOR [ ]	AGAINST [ ]	WITHHOLD [ ]

(2)	Ratification of the Third Amended and Restated Articles of Incorporation of Sharing Services Global Corporation:

VOTE FOR [ ]	VOTE AGAINST [ ]	ABSTAIN [ ]

(3)	Ratification of the appointment of Ankit Consulting Services, Inc., Certified Public Accountants, as the Company’s
independent registered public accounting firm for the fiscal year commencing on April 1, 2022:

VOTE FOR [ ]	VOTE AGAINST [ ]	ABSTAIN [ ]

Date	Signature	Signature, if held jointly

Note: Please sign exactly as name (or names) appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

To change the address on your account, please check the box at right and indicate your new address. [  ]